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Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Rick E Winningham, certify, pursuant to 18 USC. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Theravance Biopharma, Inc. on Form 10-K for the fiscal year ended December 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition of Theravance Biopharma, Inc. for the periods covered by such Annual Report on Form 10-K and results of operations of Theravance Biopharma, Inc. for the periods covered by such Annual Report on Form 10-K.

February 28, 2018	By:	/s/ RICK E WINNINGHAM
(Date)		Name:	Rick E Winningham
		Title:	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Renee D. Gala, certify, pursuant to 18 USC. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Theravance Biopharma, Inc. on Form 10-K for the fiscal year ended December 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition of Theravance Biopharma, Inc. for the periods covered by such Annual Report on Form 10-K and results of operations of Theravance Biopharma, Inc. for the periods covered by such Annual Report on Form 10-K.

February 28, 2018	By:	/s/ RENEE D. GALA
(Date)		Name:	Renee D. Gala
		Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

        A signed original of this written statement required by Section 906 has been provided to Theravance Biopharma, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 USC. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 USC. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002